                                                                    EXHIBIT 10.8

                           FIFTH AMENDED AND RESTATED
                             STOCK PLEDGE AGREEMENT

      This FIFTH AMENDED AND RESTATED STOCK PLEDGE AGREEMENT ("Pledge Agreement"), dated as of October 4, 2004, is made by and between SAI Holdings, Inc., formerly known as Service Asset Investments, Inc., a Texas corporation ("Pledger"), and Guaranty Bank, successor by merger to Guaranty Federal Bank, F.S.B., a federal savings bank ("Pledgee").

                                   WITNESSETH:

      WHEREAS, Pledgor and Pledgee have entered into an Amended and Restated Loan Agreement dated as of April 30, 2001, as amended as of even date herewith (such agreement, together with all amendments, restatements, modifications and supplements thereto, being hereinafter referred to as the "Loan Agreement"); and

      WHEREAS, in connection with the transactions contemplated by the Loan Agreement, the Pledgor executed that certain Fourth Amended and Restated Pledge Agreement dated as of December 29, 2001 (as amended, the "Original Pledge Agreement"), which the Pledgor hereby acknowledges and ratifies; and

      WHEREAS, Pledgor has requested Pledgee to make certain modifications to the Loan Agreement pursuant to the terms of a Ninth Amendment to Loan Agreement, dated of even date herewith, between Pledgor and Pledgee (the "Ninth Amendment"); and

      WHEREAS, Pledgee has conditioned its acceptance of the Ninth Amendment upon the execution and delivery of this Pledge Agreement by Pledgor, which amends and restates the Original Pledge Agreement; and

      WHEREAS, capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement.

      NOW, THEREFORE, to induce Pledgee to enter into the Ninth Amendment and for good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, intending to be legally bound:

      1.    Grant of Security Interest and Pledge.

            (a) As security for the payment and performance of the Notes and the Obligations, including, without limitation, the due and punctual payment of the principal of, and accrued and unpaid interest on, the Notes, whether at maturity, by acceleration or otherwise, and all renewals, extensions, rearrangements, amendments, modifications and increases thereof, Pledgor hereby pledges and grants to Pledgee a first priority security interest in and to, and assigns and transfers to Pledgee, (i) all of the capital stock of each entity listed on the attached Schedule 1, as evidenced on the date hereof by the certificates described on Schedule 1 attached hereto; (ii) all proceeds and products of the stock described in item (i) above; and (iii) all income, stock dividends and other distributions from items (i) and (ii) above (such shares, proceeds, products, income, stock dividends and distributions being referred to collectively as the "Collateral"). The Collateral shall be held by Pledgee, but shall continue to be registered in the name of the Pledgor unless and until the occurrence of an Event of Default.

            (b) Pledgor hereby designates and appoints Pledgee as its attorney-in-fact and proxy, with full power of substitution, which designation and appointment is irrevocable and coupled with an interest, exercisable upon the occurrence of an Event of Default for the purpose of voting the Collateral and performing any and all acts, in the name, place and stead of Pledgor, that are authorized by the provisions of this Pledge Agreement. Accordingly, Pledgor irrevocably constitutes and appoints Pledgee as Pledgor's proxy and attorney-in-fact, effective only after notice to Pledgor after an Event of Default has occurred and so long as it is continuing, but with full power of substitution, to vote, and to act with respect to, the Collateral, standing in the name of Pledgor or with respect to which Pledgor is entitled to vote and act.

            (c) Concurrently with the execution and delivery of this Pledge Agreement, Pledgor shall deliver to Pledgee all certificates identified in
      Schedule 1 accompanied by undated stock powers duly executed in blank.

      2.    Voting.

      During the term of this Pledge Agreement and for so long as no Event of Default shall have occurred, Pledgor shall have the sole and absolute right to vote the Collateral. After an Event of Default has occurred and so long as it is continuing, the right to vote the Collateral is vested exclusively in Pledgee. Such proxy is coupled with an interest, is irrevocable, and continues until the Obligations are fully paid and performed.

      3.    Cash Dividends and Distributions.

      During the term of this Pledge Agreement and for so long as no Event of Default shall have occurred, cash dividends and cash distribution payments may be paid to Pledgor. All non-cash dividends and other non-cash distributions shall be immediately delivered to Pledgee (together with appropriate stock powers signed by Pledgor).

      4.    Transfer, Dividends, Etc. After Default.

      If an Event of Default shall have occurred, then upon written notice to Pledgor, Pledgee may take any of the following actions:

            (a) Pledgee may, in its absolute discretion, cause all or any of the Collateral then held by it under this Pledge Agreement to be transferred into the name of Pledgee, or the name or names of the nominee or nominees of Pledgee;

            (b) Pledgee may receive, and Pledgor upon request shall assign to the order of Pledgee, all dividends, interest or principal and payments or other distributions in respect of the Collateral, all of which shall thereafter be held by Pledgee as part of the Collateral or shall be applied to the Notes and the Obligations in such manner and order as Pledgee determines in its absolute discretion;

            (c) Pledgee, as Pledgor's attorney-in-fact and proxy, shall have and may exercise on behalf of Pledgor all rights of an owner in respect of any of the Collateral hereunder or may, in any respect not contrary to the provisions of this Pledge Agreement, permit such rights to be exercised by Pledgor; and, without limiting the generality of the foregoing, in its discretion:

                  (i) Pledgee may join in and become a party to any plan of
            reorganization and readjustment, whether voluntary or involuntary, may deposit any of the Collateral under such plan or make any exchange or surrender or permit any substitution of or cancellation of the Collateral as required by such plan and may take all such action as may be required by such plan; provided, however, that all securities issued or created under such plan and exchanged for the Collateral or any portion thereof, and all securities, monies or property received pursuant to such plan shall thereafter be subject to the terms of this Pledge Agreement and become part of the Collateral or shall be applied to the Notes and Obligations in such manner and order as Pledgee determines in its absolute discretion; and

                  (ii) Pledgee may receive, endorse and collect all checks,
            whether or not made payable to the order of Pledgor, representing any dividend, interest or principal payments or other distributions at any time paid or made on or with respect to the Collateral all of which shall be held by Pledgee pursuant to the terms of this Pledge Agreement as part of the Collateral or shall be applied to the Notes and Obligations in such manner and order as Pledgee determines in its absolute discretion.

      5. Representations and Warranties of Pledgor. Pledgor represents and warrants to Pledgee as follows:

            (a) Financing Statements. Except for financing statements in favor of Pledgee, no financing statement covering the Collateral or any portion thereof, or any proceeds thereof, is on file in any public office.

            (b) Ownership Free of Encumbrances. All shares of capital stock that are Collateral are duly issued, fully paid and non-assessable, and except for the security interest granted hereby to Pledgee, Pledgor now owns the Collateral free from any lien, security interest, claim or encumbrance.

            (c) Benefit. Pledgor will benefit, directly or indirectly, from the loans to Pledgor evidenced by the Notes.

            (d) All Outstanding Stock; No Warrants; Etc. The shares of common stock of the entity(ies) pledged hereunder represent all of the outstanding capital stock of such entity(ies). There are no warrants, options or other rights to acquire capital stock of such entity(ies) outstanding.

            (e) Organization and Authority. Pledgor is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation.

      Pledgor has the corporate power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by Pledgor have been duly authorized by all necessary corporate action on the part of Pledgor and do not and will not violate or conflict with the articles of incorporation or bylaws of Pledgor or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement binding on Pledgor or any of its property.

      6.    Covenants.

            (a) Encumbrances. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Pledgee hereunder, and shall defend Pledgor's rights in the Collateral and Pledgee's security interest in the Collateral against the claims of all Persons.

            (b) Sale of Collateral. Pledgor shall not sell, assign, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Pledgee.

            (c) Distributions. If Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as Pledgee's agent and to hold the same in trust for Pledgee, and to deliver the same forthwith to Pledgee in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Pledgee as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to Pledgee to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Pledgee to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to Pledgee, be held by Pledgor in trust as additional security for the Obligations.

            (d) Further Assurances. At any time and from time to time, upon the request of Pledgee, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Pledgee may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Pledgee may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the right of Pledgor to receive cash dividends under Section 3 hereof, in the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to Pledgee such Collateral so received by Pledgor (together with any necessary endorsements in blank or undated stock powers duly executed in blank), which Collateral shall thereafter be held by Pledgee pursuant to the terms of this Agreement. Pledgee shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

            (e) Inspection Rights. Pledgor shall permit Pledgee and its representatives to examine, inspect, and copy Pledgor's books and records at any reasonable time and as often as Pledgee may reasonably desire.

            (f) Taxes. Pledgor agrees to pay or discharge prior to delinquency all taxes, assessments, levies, and other governmental charges imposed on it or its property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amount or validity thereof is being contested by Pledgor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with GAAP.

            (g) Notification. Pledgor shall promptly notify Pledgee of (i) any Lien, security interest, encumbrance, or claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material decrease in the value of the Collateral, and (iii) the occurrence or existence of any Event of Default or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

            (h) Additional Securities. Pledgor shall not consent to or approve the issuance of any additional shares of any class of capital stock of any issuer of Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

      7.    Rights of Pledgee Upon Event of Default.

      Upon the occurrence of an Event of Default, Pledgee may, at its option, but subject to the provisions of this Section 7, have and exercise all rights of a secured party under the Texas Business and Commerce Code, including, without limitation, the following specific rights:

            (a) to take and assume immediate possession of the Collateral without further notice to Pledgor or prior resort to legal process;

            (b) to sell or otherwise dispose of all or any portion of the Collateral judicially or at public or private sale or any combination thereof, and to bid and become a purchaser at any public (including judicial) sale;

            (c) written notice shall be given to Pledgor as provided for in
      Section 13 hereof 10 days prior to the date of any public sale of all or any portion of the Collateral, or 10 days prior to the date after which a private sale of all or any portion of Collateral will be made, and Pledgor agrees that such notice shall constitute reasonable commercial notice of such public or private sale;

            (d) to apply the proceeds of disposition of the Collateral in satisfaction of the Notes and the Obligations; and

            (e) to apply any cash or other proceeds received by Pledgee pursuant to Section 4(c)(ii) hereof in fall or partial satisfaction of the Notes and the Obligations.

      Pledgee, pursuant to paragraph (b) of Section 1 of this Pledge Agreement, may make and execute all conveyances, assignments and transfers of the Collateral sold pursuant to this Section 7 that Pledgee shall reasonably deem advisable, and the Pledgor hereby ratifies and confirms all that Pledgee, as Pledgor's attorney-in-fact, shall reasonably do by virtue thereof. Nevertheless, Pledgor shall, if so requested by Pledgee, ratify and confirm any sale or sales by executing and delivering or causing to be executed and delivered to Pledgee or to such purchaser or purchasers all such instruments as may, in the sole judgment of Pledgee, be advisable for the purpose.

      The receipt of Pledgee for the purchase money paid at any such sale made by it shall be sufficient discharge therefor to any purchaser of any of the Collateral, or any portion thereof, sold as aforesaid; and no such purchaser (or his, her or its representatives or assigns), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

      8.    No Waiver.

      No failure on the part of the Pledgee to exercise, and no delay on the part of Pledgee in exercising, any right, power or remedy hereunder shall operate as a waiver hereof, nor shall any single or partial exercise by Pledgee of any right, power or remedy hereunder serve to in any way limit Pledgee in the further exercise of all or any portion of its rights, powers and remedies hereunder. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

      9.    Termination of Pledge.

      When the Notes and Obligations (and all renewals, extensions, modifications and increases thereof) have been fully and indefeasibly paid and performed and all commitments to lend under the Loan Agreement have terminated, this Pledge Agreement shall terminate and be of no further force or effect. Upon termination of this Pledge Agreement, Pledgee hereby covenants and agrees to forthwith assign, transfer and deliver the Collateral, or to cause such Collateral to be assigned, transferred and delivered, to Pledgor or its designees.

      10.   Governing Law, Severability.

      This Pledge Agreement shall in all respects be construed and interpreted in accordance with and governed by the laws of the State of Texas. Any provisions of this Pledge Agreement which are found to be invalid shall be severable and shall not invalidate the remainder of this Pledge Agreement.

      11.   Successors and Assigns.

      This Pledge Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Pledgor and Pledgee and each subsequent holder of the Notes and the Obligations; provided, however, Pledgor may not assign any of its rights or obligations under this Pledge Agreement.

      12.   Additional Instruments and Assurances.

      Pledgor hereby agrees, at its own expense, to execute and deliver or cause to be executed and delivered, from time to time, any and all other instruments and to perform such other acts as Pledgee may reasonably request to effect the purpose of this Pledge Agreement. Pledgor agrees to pay all transfer taxes, if any, that may be payable or determined to be payable in connection with any transfer of all or any portion of the Collateral pursuant to the terms hereof.

      13.   Notices.

      All notices, demands and other communications required or permitted to be given shall be in writing and must be personally delivered or mailed by prepaid certified or registered mail to the party to whom such notice or communication is directed at the address of such party shown on the signature page hereof. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid or, if mailed, on the second business day it is mailed as aforesaid.

      14.   Amendment.

      Neither this Pledge Agreement nor any term or provision hereof may be amended, except by an instrument in writing executed by Pledgor and Pledgee.

      15.   Compliance and Securities Laws.

      The securities initially pledged to Pledgee hereunder have not been registered under the Securities Act of 1933 or any other securities statute. Pledgor agrees that, because of the Securities Act of 1933, as amended, or any other laws or regulations, and for other reasons, there may be legal and/or practical restrictions or limitations affecting Pledgee in any attempts to dispose of certain portions of the Collateral and to enforce its rights, privileges and remedies granted pursuant to this Pledge Agreement. For these reasons, Pledgee is hereby authorized by Pledgor, but not obligated, in the event of the occurrence of an Event of Default, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner that will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other similar law or regulation, at the best price reasonably obtainable by Pledgee at any such private sale or other disposition in the manner mentioned above. Pledgee is also hereby authorized by Pledgor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Pledgee reasonably may deem to be required or appropriate in the event of sale or disposition of any of the Collateral. Pledgor understands that Pledgee may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part or parts thereof, than would otherwise be obtainable if same were either offered to a large number of potential purchasers, or registered and sold in the open market. Pledgor agrees (a) that in the event Pledgee shall, upon the occurrence of an Event of Default, sell the Collateral, or any portion thereof, at such private sale or sales, Pledgee shall have the right, but not the obligation, to obtain or rely upon the advice and opinion of any member or firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof, and (b) that such reliance shall be conclusive evidence that Pledgee handled such matter in a commercially reasonable manner under the applicable provisions of the Texas Business and Commerce Code.

      16.   Liens Carried Forward.

      This Pledge Agreement is an amendment and restatement of the Original Pledge Agreement and does not constitute a novation or discharge thereof. All of the security interests and liens granted in the Original Pledge Agreement are renewed, extended, carried forward, ratified and confirmed in this Pledge Agreement.

      17. Final Agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Executed to be effective as of the date first written above.

                                    PLEDGOR:

                                    SAI HOLDINGS, INC., formerly known as
                                    SERVICE ASSET INVESTMENTS, INC.

                                    By: /s/ Roger J. Engemoen, Jr.
                                        ----------------------------------------
                                    Name: Roger J. Engemoen, Jr.
                                    Title: CHAIRMAN

                                    Address: 1700 Pacific Avenue
                                             Suite 1400
                                             Dallas, Texas 75201

                                    PLEDGEE:

                                    GUARANTY BANK

                                    By: ________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    Address: 8333 Douglas Avenue
                                             Dallas, Texas 75225

                           FIFTH AMENDED AND RESTATED
                             STOCK PLEDGE AGREEMENT
                                 SIGNATURE PAGE

                   SAI HOLDINGS, INC. STOCK PLEDGE AGREEMENT

                                   SCHEDULE 1

                                           STATE OF     NUMBER OF  CERTIFICATE
                ENTITY                   ORGANIZATION    SHARES     NUMBER(s)
--------------------------------------  --------------  ---------  -----------
Penson Holdings, Inc. ("Holdings")         Delaware        1000         003

Nexa Technologies, Inc. (formerly          Delaware        1000         001
Integrated Technology Solutions, Inc.)

Penson Financial Futures, Inc.             Delaware        1000           1

SAH, Inc.                                  Delaware        1000           1

SAMCO Financial Services, Inc.             Arizona          100           1

Penson Financial Services, Inc.         North Carolina     1000           1

SAMCO Financial Advisors, Inc.             Texas         10,000         003

                    REAFFIRMATION OF STOCK PLEDGE AGREEMENTS

            Each of the undersigned (each a "Pledgor") hereby (i) consents to the execution and delivery of that certain Eleventh Amendment to Amended and Restated Loan Agreement (the "Amendment") dated as of March 24, 2005 by and between SAI HOLDINGS, INC., formerly known as SERVICE ASSET INVESTMENTS, INC., a Texas corporation ("Borrower"), and GUARANTY BANK, a federal savings bank ("Bank") by which Bank advances an additional $10,000,000.00 to Borrower; (ii) agrees that the Amendment shall not limit or diminish the obligations of any Pledgor under its respective stock pledge agreement described on Schedule A attached hereto (each, a "Stock Pledge Agreement" and collectively, the "Stock Pledge Agreements"); (iii) reaffirms its obligations under its respective Stock Pledge Agreement; (iv) agrees that the Schedule 1 to its respective Stock Pledge Agreement remains true and correct in all material respect without modification except as attached hereto as Schedule B; (v) represents and warrants (a) the shares of stock of each entity pledged under the Stock Pledge Agreements represent all of the outstanding capital stock of such entities (b) such shares of stock of each entity pledged under the Stock Pledge Agreements have been delivered to Bank and no other capital stock has been issued or reissued, and
(c) there are no warrants, options or other rights to acquire capital stock of such entities outstanding; and (vi) agrees that its Stock Pledge Agreement remains in full force and effect and is hereby ratified and confirmed.

Dated as of March 24, 2005.

                                    PLEDGORS:

                                    SAI HOLDINGS, INC., formerly known as
                                    SERVICE ASSET INVESTMENTS, INC.

                                    By: /s/ Roger J. Engemoen, Jr
                                        ----------------------------------------
                                        Name: Roger J. Engemoen, Jr
                                        Title: Chairman

                                    PENSON WORLDWIDE, INC.

                                    By: /s/ Roger J. Engemoen, Jr
                                        ----------------------------------------
                                        Name: Roger J. Engemoen, Jr
                                        Title: Chairman

                                    PENSON FINANCIAL SERVICES VENTURE, INC.

                                    By: /s/ Roger J. Engemoen, Jr
                                        ----------------------------------------
                                        Name: Roger J. Engemoen, Jr
                                        Title: Chairman

                                    PENSON HOLDINGS, INC.

                                    By: /s/ Roger J. Engemoen, Jr
                                        ----------------------------------------
                                        Name: Roger J. Engemoen, Jr
                                        Title: Chairman

                                   SCHEDULE A

                             Stock Pledge Agreements

1. That certain Fifth Amended and Restated Stock Pledge Agreement dated as of October 4, 2004 by and between SAI Holdings, Inc., formerly known as Service Asset Investments, Inc., a Texas corporation, and Guaranty Bank, a federal savings bank.

2. That certain Amended and Restated Penson Worldwide Stock Pledge Agreement dated as of October 4, 2004 by and between Penson Worldwide, Inc., a Delaware corporation, and Guaranty Bank, a federal savings bank.

3. That certain Penson Financial Services Venture, Inc. Stock Pledge Agreement dated as of October 4, 2004 by and between Penson Financial Services, Inc., a Canadian entity, and Guaranty Bank, a federal savings bank.

4. That certain Fourth Amended and Restated Penson Stock Pledge Agreement dated as of October 4, 2004 by and between Penson Holdings, Inc., a Delaware corporation, and Guaranty Bank, a federal savings bank.

                                   SCHEDULE B

             Modifications to Schedule 1 to Stock Pledge Agreements

                    SAI HOLDINGS, INC. STOCK PLEDGE AGREEMENT

                                   SCHEDULE 1

                                           STATE OF     NUMBER OF  CERTIFICATE
               ENTITY                    ORGANIZATION    SHARES      NUMBER(S)
--------------------------------------  --------------  ---------  ------------
Penson Holdings, Inc. ("Holdings")         Delaware         1000       003

Nexa Technologies, Inc. (formerly          Delaware         1000       001
Integrated Technology Solutions, Inc.)

Penson Financial Futures, Inc.             Delaware         1000         1

SAH, Inc.                                  Delaware         1000         1

SAMCO Financial Services, Inc.             Arizona           100         1

Penson Financial Services, Inc.         North Carolina      1000         1

SAMCO Financial Advisors, Inc.              Texas         10,000       003

                  PENSON WORLDWIDE, INC. STOCK PLEDGE AGREEMENT

                                   SCHEDULE 1

                      STATE OF    NUMBER OF  CERTIFICATE
    ENTITY          ORGANIZATION   SHARES     NUMBER(S)
------------------  ------------  ---------  -----------
SAMCO BD LLC          Delaware      1000         1

SAI Holdings, Inc.     Texas        1000         1

     PENSON FINANCIAL SERVICES VENTURE INC. (FORMERLY 3812359 CANADA, INC.)
                             STOCK PLEDGE AGREEMENT

                                   SCHEDULE 1

                      STATE OF    NUMBER OF  CERTIFICATE
    ENTITY          ORGANIZATION   SHARES     NUMBER(S)
------------------  ------------  ---------  -----------
Turnpike Trading
Systems, Inc.         Canada         51          C-3

                  PENSON HOLDINGS, INC. STOCK PLEDGE AGREEMENT

                                   SCHEDULE 1

                                           STATE OF    NUMBER OF  CERTIFICATE
               ENTITY                    ORGANIZATION   SHARES     NUMBER(S)
---------------------------------------  ------------  ---------  -----------
Penson Financial Services Venture, Inc.    Canada           100        001
(formerly 3812359 Canada, Inc.)

Penson Financial Services Canada, Inc.     Canada       200,000       CO-6

            FOURTH AMENDED AND RESTATED PENSON STOCK PLEDGE AGREEMENT
                                 SIGNATURE PAGE